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For Information:
John Swinimer, Public Relations Manager,
Consumer Products
(905) 882-2600, Ext. 8456 or swinimer@ati.com

ATI to Acquire Terayon’s Cable Modem Silicon
Intellectual Property

ATI cements its lead in the consumer digital television market

MARKHAM, ON and SANTA CLARA, CA – February 8, 2005 – ATI Technologies Inc. (TSX: ATY, NASDAQ: ATYT) and Terayon Communication Systems, Inc. (NASDAQ: TERN) today announced they have signed a definitive agreement for ATI to acquire Terayon’s cable modem silicon intellectual property and hire approximately twenty-five employees from Terayon’s design team. Under the terms of the agreement, ATI will pay Terayon up to a total of $14 million dollars in cash, $6.95 million of which will be paid on closing with the balance subject to the satisfaction of certain conditions, including completion of certain deliverables. The acquisition will extend ATI’s product and technology range and provides for one-stop-shopping for the value-added silicon in next generation digital televisions.

The explosion of Digital Cable Ready (DCR) HDTV products on North American store shelves reflects consumers’ desire to enjoy movies by directly connecting their television sets to the cable system without a separate set top box. Adding cable modem technology enables cable TV operators and TV manufacturers to offer key features such as video on demand, electronic program guide, and completely new interactive services. LG and Samsung demonstrated Interactive DCR products at this year’s Consumer Electronics Show.

“ATI is the leading supplier of silicon in HDTVs,” said Geoff Phillips, Vice President and General Manager, Digital Television Business Unit, ATI Technologies Inc. “This acquisition

ATI cements its lead in the consumer digital television market of Terayon’s field-proven IP cements our lead as the industry moves to Interactive Digital Cable Ready technology, and keeps us at the cutting edge of DTV development.”

ATI has shipped over 5 million digital television chips in 2004 to leading consumer electronic companies including Sony, Samsung, Mitsubishi, JVC, Philips, Funai, ALPS, Panasonic, Thomson, Toshiba, Sanyo, Sharp, Hitachi, Changhong, Xoceco, Hisense, Scientific Atlanta, Pace, and Kreatel. ATI’s THEATER™ and NXT™ demodulators have 85% market share and its XILLEON™ MPEG decoders have 40% market share in the ATSC/DCR Markets.

“This agreement with ATI is a key step in our strategic initiative to focus our efforts on our core video and home access solutions businesses,” said Jerry Chase, Terayon CEO. “Several years ago being vertically integrated was a competitive advantage for us in the cable modem business, but today it is more advantageous for us to focus on adding new value-added functionality to our home access solutions rather than designing and building our own cable modem chips. This deal with ATI will enable us to do just this, and to free additional resources for expanding our highly successful digital video solutions product lines.”

More than three million Terayon TJ 700x series cable modems have been deployed by cable operators worldwide to deliver high-speed Internet access, online gaming, and other broadband services to consumers. The TJ 700x cable modem series includes the TJ715 DOCSIS 2.0 certified modem, the euro-DOCSIS 2.0 Certified TJ 720x and the TJ 735x, which has been designed specifically for Japanese cable television operators.

About ATI Technologies

ATI Technologies Inc. is a world leader in the design and manufacture of innovative 3D graphics and digital media silicon solutions. An industry pioneer since 1985, ATI is the world’s foremost visual processor unit (VPU) provider and is dedicated to deliver leading-edge performance solutions for the full range of PC and Mac desktop and notebook platforms, workstation, set-top and digital television, game console and handheld device markets. With 2004 revenues in excess of US $2 billion, ATI has more than 2,700 employees in the Americas, Europe and Asia. ATI common shares trade on NASDAQ (ATYT) and the Toronto Stock Exchange (ATY).

ATI cements its lead in the consumer digital television market

About Terayon

Terayon Communication Systems, Inc. provides digital video and home access solutions for broadband providers, cable companies, satellite system operators and broadcasters for the delivery of advanced, carrier class voice, data and video services. Terayon, headquartered in Santa Clara, California, has offices in worldwide and is traded on the Nasdaq under the symbol TERN. More information about Terayon can be found at www.terayon.com.

“Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995”:

ATI Technologies Inc.

This press release contains forward-looking statements that involve risks and uncertainties. Actual results may be materially different from those contained in such forward-looking statements. The markets for ATI’s products are characterized by rapidly changing technology, evolving industry standards, frequent new product introductions, emerging competitors and significant price competition. In the event that ATI is unsuccessful in identifying, developing, manufacturing or marketing new products or enhancing its existing products or maintaining its historic prices or margins, its operating results will be adversely affected. Additional information concerning factors that could cause actual results to materially differ from those in such forward-looking statements is contained in ATI’s filings with securities regulatory authorities. ATI disclaims any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Terayon Communication Systems, Inc.

This press release may contain forward-looking statements and assumptions by Terayon that involve risks and uncertainties. These statements include Mr. Chase’s statements about the ATI transaction enabling Terayon to focus on core video and home access solutions businesses and free up resources to expand its digital video solutions product lines. These forward-looking statements are based on current expectations and Terayon assumes no obligation to update this information. In addition, the events described in these forward-looking statements may not actually arise or actual results may differ materially from those described in this press release, including Terayon’s ability to develop and bring to market new, technologically advanced products that receive market acceptance; the convergence of industry developments and market dynamics contributing to the growth of Terayon’s Digital Video Solutions product lines and Terayon’s ability to leverage these opportunities, as well as the other risks detailed from time to time in Terayon’s filings with the Securities and Exchange Commission. For more information about these and other potential factors that could affect Terayon’s business and financial results, see the discussion of “Risk Factors” in Terayon’s most recent 10-K and 10-Q filings, available on the SEC’s website at www.sec.gov.

Copyright 2005 ATI Technologies Inc. All rights reserved. ATI and ATI product and product feature names are trademarks and/or registered trademarks of ATI Technologies Inc. All other company and product names are trademarks and/or registered trademarks of their respective owners. Features, pricing, availability and specifications are subject to change without notice.

Terayon and the Terayon logo are registered trademarks of Terayon Communication Systems, Inc. All other trademarks are property of their respective owners.

ATI Contact Information

For media or industry analyst support, visit our Web site at http://www.ati.com

For media or industry analyst support, visit our Web site at http://www.ati.com
Other ATI Contacts:
Trevor Campbell, Director, Porter Novelli Canada, at (416) 422-7202 or trevor.campbell@porternovelli.com

For investor relations support, please contact:
Janet Craig, Director, Investor Relations, ATI Technologies Inc., at (905) 882-2600, Ext. 2631 or janet@ati.com

Terayon Contact Information

For media or industry analyst support, please contact:
Rebecca West, AtomicPR, , at (415) 703-9454 or rebecca@atomicpr.com

For investor relations support, please contact:
Eileen Morcos, Hill & Knowlton Public Relations, at (323) 966-5748 or eileen.morcos@hillandknowlton.com